Exhibit 23.1


          Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement Form S-8 Nos. 333-121457 of Epoch Holding Corporation and 33-86078 of Jackpot Enterprises, Inc of our report, dated September 27, 2005 appearing in this Annual Report on Form 10-K of Epoch Holding Corporation (formerly known as J Net Enterprises, Inc. and Jackpot Enterprises, Inc.) for the year ended June 30, 2005.

                                   /s/ CF & Co., L.L.P.

                                       CF & Co., L.L.P.

Dallas, Texas
September 27, 2005